Exhibit 10.5

                                                            ODTC Case MA 2275-06

                         MANUFACTURING LICENSE AGREEMENT
                                     Between
                              LIMCO AIREPAIR, INC.
                                       And
                             TAT TECHNOLOGIES, LTD.

This Manufacturing License Agreement is entered into between LIMCO AIREPAIR, INC. ("LIMCO"), a corporation organized and existing under the laws of the State of Oklahoma, U.S.A., with offices at Tulsa, Oklahoma, and, TAT TECHNOLOGIES, LTD., a company organized and existing under the laws of the State of Israel, with its principal offices at Bnei Ayish Industrial Zone, P.O. Box 80, Gedera 70750, Israel, and is effective upon the date of signature of the last party to sign the Agreement or upon approval by the U.S. Government, whichever is later.

WHEREAS, LIMCO is a subsidiary of TAT; and

WHEREAS, TAT is an approved supplier of aircraft heat transfer systems for the United States Armed Services; and

WHEREAS, LIMCO desires to subcontract to TAT the manufacture of certain aircraft heat transfer system cores and components to be used in heat transfer systems manufactured or repaired by LIMCO to be supplied to the United States Government, original equipment manufacturers, airlines, maintenance stations or repair stations.

NOW THEREFORE, the parties desire to enter into this Manufacturing License Agreement as follows:

ARTICLE 1. PURPOSE OF THE AGREEMENT

(1) This Agreement is intended to provide for the sharing and exchange of technical information related to the design, manufacture, repair, and overhaul of aircraft heat transfer systems and their cores and components, including heat exchangers and cooling systems for aircraft and the manufacture of such aircraft heat transfer system core and components by TAT for LIMCO.

(2) LIMCO hereby grants to TAT the right and license to use the designs, exemplars, and other technical information provided by LIMCO pursuant to this agreement to make for and sell to LIMCO:

o     Air/Air Heat Exchangers,

o     Air/Oil, Liquid/Liquid Coolers,

o     Reheaters,

o     Condensers,

o     Precoolers,

o     Cold Plates,

o     Air Conditioning Systems,

o     Components for use in the above product

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                                                            ODTC Case MA 2275-06

for the aircraft thermal transfer systems described in more particular detail in Exhibit A.

(3) It is understood that this Agreement is entered into as required under U.S. Government Regulations and as such, it is an independent agreement between the parties, the terms of which will prevail, notwithstanding any conflict or inconsistency that may be contained in other arrangements between the parties on the subject matter.

(4) The parties agree to comply with all applicable sections of the International Traffic in Arms Regulations (ITAR) of the U.S. Department of State and that more particularly in accordance with such regulations the following conditions apply to this Agreement:

ARTICLE 2. ITAR 124.7: SCOPE OF DEFENSE SERVICES AND TECHNICAL DATA AND HARDWARE TO BE MANUFACTURED

(1) LIMCO shall supply to TAT technical data for thermal transfer systems identified in Exhibit A currently made by LIMCO and identified for systems that LIMCO desires to develop in response to requests for quotations and proposals. The technical data that LIMCO shall supply may include core assembly drawings, core detail drawings, manifold drawings, heat exchanger assembly drawings, fixtures and tooling drawings, test procedures, acceptance test procedures, design criteria, performance requirements, maintenance manuals, award criteria, and other specifications and requirements for, inter alia, materials, dimensions, heat transfer requirements, fluids, temperature, pressures, interface dimensions, technical orders and other technical requirements. TAT may request or provide assistance in clarifying, modifying, revising or designing any of the above. TAT shall manufacture cores and/or components for such systems as requested by LIMCO, more particularly described in Exhibit A.

(2) LIMCO will disclose technical data and perform defense services necessary to permit TAT to design and make the heat transfer and cooling systems described in Exhibit A. Exhibit A to this Agreement provide the detailed scope of work and the types of technical data and defense services/assistance to be provided.

(3) This agreement will expire on August 31, 2016.

(4) The country to which LIMCO may transfer technical assistance, technical data and/or defense articles pursuant to this Agreement is the State of Israel. The country in which TAT may manufacture defense articles pursuant to this Agreement is ISRAEL. The country to which TAT may sell or otherwise transfer defense articles manufactured pursuant to this Agreement is THE UNITED STATES. Unless otherwise set forth in this Agreement, technical assistance, technical data and/or defense articles furnished by LIMCO under this Agreement, or direct product thereof, may not be transferred to persons who are not nationals of Israel or the United States or to subcontractors that are not located in, and incorporated under the laws of Israel or the United States.

Defense Articles, Defense Services, and Technical Data to be exported to TAT under this Agreement will be provided in the U.S. and ISRAEL.

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                                                            ODTC Case MA 2275-06

ARTICLE 3. ITAR 124.8

(1) "This Agreement shall not enter into force, and shall not be amended or extended without the prior written approval of the Department of State of the U.S. Government."

(2) "This Agreement is subject to all United States laws and regulations relating to exports and to all administrative acts of the U.S. Government pursuant to such laws and regulations."

(3) "The parties to this Agreement agree that the obligations contained in this Agreement shall not affect the performance of any obligations created by prior contracts or subcontracts which the parties may have individually or collectively with the U.S. Government."

(4) "No liability will be incurred by or attributed to the U.S. Government in connection with any possible infringement or privately owned patent or proprietary rights, either domestic or foreign, by reason of the U.S. Government's approval of this Agreement."

(5) "The technical data or defense service exported from the United States in furtherance of this Agreement and any defense article which may be produced or manufactured from such technical data or defense service may not be transferred to a person in a third country or to a national of a third country except as specifically authorized in this Agreement unless the prior written approval of the Department of State has been obtained."

(6) "All provisions in this Agreement which refer to the United States Government and the Department of State will remain binding on the parties after the termination of this Agreement."

ARTICLE 4. ITAR 124.9(a) REQUIRED U.S. GOVERNMENT CLAUSES

(1) "No export, sale, transfer, or other disposition of the licensed article is authorized to any country outside the territory wherein manufacture or sale is herein licensed without the prior written approval of the U.S. Government unless otherwise exempted by the U.S. Government. Sales or other transfers of the licensed product shall be limited to governments of the countries wherein manufacture or sale is hereby licensed and to private entities seeking to procure the licensed article pursuant to a contract with any such government unless the prior written approval of the U.S. Government is obtained."

(2) "It is agreed that sales by licensee or its sub-licensees under contract made through the U.S. Government will not include either charges for patent rights in which the U.S. Government holds a royalty-free license, or charges for data which the U.S. Government has a right to use and disclose to others, which are in the public domain, or which the U.S. Government has acquired or is entitled to acquire without restrictions under their use and disclosure to others."

(3) "If the U.S. Government is obligated or becomes obligated to pay to the licensor royalties, fees, or other charges for the use of technical data or patents which are involved in the manufacture, use, or sale of any licensed article, any royalties, fees or other charges in connection with purchases of such licensed article from licensee or its sub-licensees with funds derived through the U.S. Government may not exceed the total amount the U.S. Government would have been obligated to pay the licensor directly."

(4) "If the U.S. Government has made financial or other contributions to the design and development of any licensed article, any charges for technical assistance or know-how relating to the item in connection with purchases of such articles from licensee or sub-

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                                                            ODTC Case MA 2275-06

licensees with funds derived through the U.S. Government must be proportionately reduced to reflect the U.S. Government contributions, and subject to the provisions of paragraphs 4. IV. (2) and (3) of this Agreement, no other royalties, or fees or other charges may be assessed against U.S. Government funded purchases of such articles. However, charges may be made for reasonable reproduction, handling, mailing, or similar administrative costs incident to the furnishing of such data."

(5) "The parties to this Agreement agree that an annual report of sales or other transfers pursuant to this Agreement of the licensed articles, by quantity, type, U.S. dollar value, and purchaser or recipient, shall be provided by licensor to the Department of State."

"As the basis for such report, LICENSEE shall report such information to LICENSOR. The first report shall be for the period beginning on the effective date of this Agreement and ending on 31 December of the year in which this Agreement goes into effect. The last report shall be for the period beginning 01 January of the year this Agreement terminates and ending on the termination date of this Agreement. If no sales or other transfers occur during any reporting period, that fact will be reported."

(6) "LICENSEE agrees to incorporate the following statement as an integral provision of a contract, invoice, or other appropriate document whenever the licensed articles are sold or otherwise transferred:"

"These commodities are authorized for export by the U.S. Government only to Israel. They may not be resold, diverted, transferred, transshipped, or otherwise be disposed of in any other country, either in their original form or after being incorporated through an intermediate process into other end-items, without the prior written approval of the U.S. Department of State."

ARTICLE 5: ITAR 124.10 SIGNIFICANT MILITARY EQUIPMENT OR CLASSIFIED MATERIAL

A completed Non-transfer and Use Certificate (DSP-83) must be executed by the Parties and submitted to the Department of State of the United States before any transfer may take place.

ARTICLE 6. TRANSFER OF LICENSED ARTICLE OUTSIDE APPROVED SALES TERRITORY

"The prior written approval of the U.S. Government must be obtained before entering into a commitment for the transfer of the licensed article by sale of otherwise to any person or government outside of Israel or the United States."

ARTICLE 7. MAINTENANCE OF RECORDS

TAT shall maintain records of the quantities and disposition of defense articles manufactured by it under this Agreement. In order to verify accuracy, licensor or its duly authorized representative may inspect and make copies of such records. Such inspections shall be at

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                                                            ODTC Case MA 2275-06

mutually agreeable times and places. The parties shall bear their own costs associated with such inspections.

ARTICLE 8. ITAR 123.16(b(l): DEFENSE ARTICLES SHIPPED IN FURTHERANCE OF
AGREEMENT

Defense articles to be exported in accordance with 22 CFR 123.16(b)(l) are identified in the "Addendum to Ship Defense Articles Using Exemption Contained in 22 CFR 123.16(b)(l)" set forth in Exhibit attached hereto.

ARTICLE 9. NOTICES

Any notice required to be given pursuant to this Agreement shall be given in writing by prepaid registered air mail (with proof of posting), or facsimile as shown below.

      If to LIMCO, addressed to:              LIMCO Airepair, Inc.

                                              5304 Lawton Ave.
                                              TULSA, OKLAHOMA United States
                                              of America
                                              Telephone: 918-445-4300
                                              Facsimile: 918-445-2210
                                              Attention: DAN KRAFT,
                                              EXECUTIVE VICE PRESIDENT

      If to TAT addressed to:                 TAT TECHNOLOGIES, INC.
                                              Bnei Ayish Industrial Zone
                                              PO Box 80
                                              Gedera 70750, Israel
                                              Telephone: 972-8-8595411

                                              Facsimile: 972-8-8592831
                                              Attention: DOV ZEELIM
                                              PRESIDENT/CEO

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date provided.

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                                                            ODTC Case MA 2275-06

TAT TECHNOLOGIES, INC.                        LIMCO AIREPAIR, INC.

              -s- Dov Zeelim                         -s- Shaul Menachem
-------------------------------------------   ----------------------------------
(Signature)                                   (Signature)

                 Dov Zeelim                             Shaul Menachem
-------------------------------------------   ----------------------------------
(Printed Name)                                (Printed Name)

                 President                                   CEO
-------------------------------------------   ----------------------------------
(Title)                                       (Title)

                   1.30.07                                1-22-2007
-------------------------------------------   ----------------------------------
(Date)                                        (Date)

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                                                            ODTC Case MA 2275-06

                                    EXHIBIT A

                         MANUFACTURING LICENSE AGREEMENT
                                     Between
                              LIMCO AIREPAIR, INC.
                                       And
                             TAT TECHNOLOGIES, LTD.

                     LIST OF ITEMS TO BE MANUFACTURED BY TAT

  AIRCRAFT/COMPONENT         PART NUMBER NSN        CORE P/N     TAT SUPPLIES    COMMENTS
----------------------------------------------------------------------------------------------------------------
 F-15 Air-Oil Cooler         159490-3-1, -3-2           N/A      New Complete    TAT design - Current contract
                             2930-01-004-3866                       units        with US military
                             2930-01-163-8153

   KC-135 Precooler             184380-3-2          87SCD307-7     New Cores     Limco design provided to TAT
                             1660-01-140-1976

  A-6 Heat Exchanger            185450-1-1           10606100      New Cores     Limco design provided to TAT
                             1660-00-157-3967        10606200

      C-130 Heat             188440-2-1, -2-2        93P0550-1     New Cores     Limco design provided to TAT
       Exchanger             1660-00-385-2834

  F-15 Secondary Heat           189340-4-3           10881100      New Cores     Limco design provided to TAT
       Exchanger             1660-00-544-4334

   F-18 Primary Heat         194220-2-1, -2-2        91P0450-1     New Cores     Limco design provided to TAT
       Exchanger             1660-01-115-5528
                             1660-01-330-3616

  F-18 Secondary Heat         194222-2-1,-2-2        94P0571-4     New Cores     Limco design provided to TAT
       Exchanger             1660-01-145-2669
                             1660-01-492-6134

F-18 Sec Heat Exchanger         2340472-3-1           8291-2       New Cores     TAT Design
        (hybrid)             1660-01-350-1156

  UH-60 Main Gear Box         70361-03004-103        10888100      New Cores     Limco design provided to TAT
       Radiator              1615-01-158-9514

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                                                            ODTC Case MA 2275-06

        E-3B Heat                 753332-1           10911100      New Cores     Limco design provided to TAT
        Exchanger             1660-01-005-5885

 F-16 Regenerative Heat           764962-2             N/A          New Misc     TAT Design - MLA with Hamilton
        Exchanger             1660-01-050-5847                     components    Sundstrand

  F-16 Heat Exchanger           764967-5, -7        95P0619-1      New Cores     TAT Design - MLA with Hamilton
                              1660-01-046-0943                                   Sundstrand
                              1660-01-331-0068

   F-15 Primary Heat               8140-1              N/A          Repaired     TAT design - Current contract
       Exchanger              1660-01-341-7295                      complete     with US military. Assemblies
                                                                   assemblies    sent to TAT on temporary export
                                                                                 license for replacement of core
                                                                                 assembly

   V-22 Sub-assembly              10738500             N/A       New cage assy   Limco design provided to TAT

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                                                        ODTC Case No. MA 2275-06

                                    EXHIBIT B
                                       TO
                         MANUFACTURING LICENSE AGREEMENT
                                     BETWEEN
                              LIMCO AIREPAIR, INC.
                                       AND
                             TAT TECHNOLOGIES, INC.

                            SOFTWARE AND SOURCE CODE:

This proposed Agreement includes release of Software, Software Documentation (including source code) and Software Support as defined in the Department of Defense Guidelines for International Transfers of Software Documentation. The specific Software to be released are modifications, upgrades and fixes to source code and object code originally provided by TAT.

To address the Department of Defense Guidelines for International Transfers of Software Documentation, LIMCO provides the following information:

a. TAT is the parent company of LIMCO and holds the original right and license to use the software.

b.    LIMCO is the sublicensee of the software.

c. The recipient agrees to use the provided software documentation only for operation and support of the associated end-item.

d. The recipient acknowledges that the system performance or warranties (when applicable) may be invalidated if changes are made to the software.

e. The transfer of the Software, Software Documentation and Software support that is included in this MLA will not compromise critical Department of Defense military capabilities, vulnerabilities, or intelligence data. This Software, Software Documentation and Software Support are for use only with aircraft thermal transfer units.

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